Exhibit 10.39

MAILED MAY 09, 2006

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) á	RATING DO-A7	PAGE of PAGES 1 16

2. CONTRACT (PROC. INST. IDENT.) NO. FA8650-06-C-7626			3. EFFECTIVE DATE		4. REQUISITION / PURCHASE REQUEST / PROJECT NO.
See Section G
5. ISSUED BY PKDA			CODE	FA8650	6. ADMINISTERED BY (IF OTHER THAN ITEM 5)			CODE	S0513A
USAF/AFMC						DCMA SANTA ANA
DET 1 AF RESEARCH LABORATORY						34 CIVIC CENTER PLAZA
2310 EIGHTH STREET, BUILDING 167					ROOM 5001
WRIGHT-PATTERSON AFB OH 45433-7801						SANTA ANA CA 92701-4056
SUSAN M. PALMER 937-255-2206 X084						DCMASANTAANA@DCMA.MIL
susan.palmer@wpafb.af.mil
SCD: C PAS: (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)							8. DELIVERY
IRVINE SENSORS CORPORATION						` FOB Origin	☒ Other (see below)
3001 REDHILL AVE BLDG 4-108							9. DISCOUNT FOR PROMPT PAYMENT
COSTA MESA CA 92626-4526						N
(714) 444-8760
							10. SUBMIT INVOICES	ITEM
(4 COPIES UNLESS OTHERWISE
							SPECIFIED) TO	See Block
CAGE CODE 3CWX4				FACILITY CODE			THE ADDRESS SHOWN IN á	12

11. SHIP TO / MARK FOR			CODE			12. PAYMENT WILL BE MADE BY		CODE	HQ0339
See Section F						DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPS
P.O. BOX 182381
COLUMBUS OH 43218-2381

EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION					14. ACCOUNTING AND APPROPRIATION DATA
See Section G

15A. ITEM NO		15B. SUPPLIES/SERVICES			15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B
					15G. TOTAL AMOUNT OF CONTRACT á			$5,618,864.00

16. Table of Contents

	SEC	DESCRIPTION	PAGE(S)			SEC	DESCRIPTION		PAGE(S)
		PART I—THE SCHEDULE		PART II - CONTRACT CLAUSES
4	A	SOLICITATION/CONTRACT FORM	1	4		I		CONTRACT CLAUSES	12
4	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
4	C	DESCRIPTION/SPECS./WORK STATEMENT	4	4		J		LIST OF ATTACHMENTS	16
4	D	PACKAGING AND MARKING	5	PART IV - REPRESENTATIONS AND INSTRUCTIONS
4	E	INSPECTION AND ACCEPTANCE	6			K		REPRESENTATIONS, CERTIFICATIONS
4	F	DELIVERIES OR PERFORMANCE	7					OTHER STATEMENTS OF OFFERORS
4	G	CONTRACT ADMINISTRATION DATA	9			L		INSTRS., CONDS., AND NOTICES TO
4	H	SPECIAL CONTRACT REQUIREMENTS	11			M		EVALUATION FACTORS FOR AWARD OFFERORS
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.	Contractor’s Negotiated Agreement				18.		Award (Contractor is not required to sign this document).

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)					20A. NAME OF CONTRACTING OFFICER
Diane B. Rutner, Manager of Contracts					SUSAN M. PALMER

19B. Name of Contractor			19C. Date Signed		20B. United States of America				20C. Date Signed
by	/s/ Diane B. Rutner		5 May 2006		by		/s/ S. M. Palmer		8 May 2006
	(signature of person authorized to sign)						(signature of Contracting Officer)
NSN 7540-01-152-8069							STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable							Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite Version 6.5.1							Created 09 May 2006 8:42 AM

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001		1	$5,618,864.00
		Lot	$5,618,864.00
	Noun:	RESEARCH AND DATA
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:
Conduct Research entitled “Cognitive Sensor Systems for Robotic and Unattended Platforms - Phase 0” in accordance with Section C, Description/Specifications, dated 18 Apr 06. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 12 Apr 06.

000101
	Noun:	Funding Info Only
	ACRN:	AA	$4,368,864.00
	PR/MIPR:	F4FBBL6118B001	$4,368,864.00

0002		1	NSP
		Each	NSP
	Noun:	HARDWARE
	ACRN:	U
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:
Deliver any and all residual equipment in accordance with the Section C Description/Specifications entitled, “ Cognitive Sensor Systems for Robotic and Unattended Platforms - Phase 0” dated 18 Apr 06.

SECTION B FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 2005)

Pursuant to the clause FAR 52.232-22 in Section I, entitled, “Limitation of Funds”, the total amount available for payment and allotted to this contract for CLINS 0001 through 0002 is $4,386,864.00. It is estimated that this amount is sufficient to cover performance through 30 SEP 2006.

B058 CONTRACT TYPE: COST-PLUS-FIXED-FEE (DEC 2005)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost $5,123,668.00

Fixed Fee $495,196.00

SECTION B FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (DEC 2005) (TAILORED)

(a) Statement of Work (SOW) Cognitive Sensor Systems for Robotic and Unattended Platforms -Phase 0, dated 18 Apr 06

(b) Wide Area Workflow (WAWF) Instruction Sheet

(c) If DD Form 1423, Contract Data Requirements Lists apply, insert Exhibit A Series numbers and dated 12 Apr 06

SECTION C FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION D - PACKAGING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION D FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-09         INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, Matthew Casto, AFRL/SNDI, Bldg 620, 2241 Avionics Circle, Rm 2DE 103, Wright-Patterson AFB OH 45433-7334 .

SECTION E FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	FY1456			10 Mar 2008

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:

	The scheduled delivery date for the approved final technical report is 10 MAR 2008. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 12 Apr 06. The technical effort must be completed no later than 09 NOV 2007. See DD Form 1423 for mailing address.

0002		1	FY1456			10 Mar 2008

	Noun:	HARDWARE
	ACRN:	U
	Descriptive Data:

	Deliver hardware 10 MAR 2008. The shipping address is FY1456, Det 1 AFRL/WS, Bldg 198, Area B, 2231 Monohan Way, WPAFB, OH 45433-7034, M/F: (Include the contract number and the AF Project Engineer’s name, symbol and phone number on the shipping documents).

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15     STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a) “MAC” and “MARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

(b) “WARO” means “weeks after the effective date for award of the contractual action”.

(c) “DARO” means “days after the effective date for award of the contractual action”.

(d) “ASREQ” means “as required”. Detailed delivery requirements are then specified elsewhere in Section F.

SECTION F FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

F005 DELIVERY OF REPORTS (OCT 1998)

(a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

SECTION F FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Obligation Amount
AA				$4,368,864.00
	97 60400 1302 D16 47R2 6D1000 6SD000 0AC62 61101E 503000 F03000
	Funding breakdown:	On CLIN 000101:	$4,368,864.00
	PR/MIPR:	F4FBBL6118B001	$4,368,864.00
	JON: ARPSNDB6
	ARPA Order Number:	AC62/00 dated 13 Apr 2006
	Descriptive data:
	RCCC: 6SD000
	CSN: J6C453
	FSR: 008336
	PSR: 105109
	DSR: 464362

	PR COMPLETE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997)

Program Manager: Matthew Casto, AFRL/SNDI, (937)255-4557, ext 3489

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	$4,368,864.00

a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 2006)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

SECTION G FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

G007 INVOICE AND PAYMENT - COST REIMBURSEMENT - ALTERNATE (FEB 2006)

(a) Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

(b) In addition, submit quarterly, one copy of all public vouchers generated for subject contract and containing only nonproprietary information to the following address Matthew Casto, AFRL/SNDI, Bldg 620, 2241 Avionics Circle, Rm 2DE 103, Wright-Patterson AFB OH 45433-7334. Forward only the SF 1034 and any continuation sheets. Do not forward copies of attachments

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (SEP 1999)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to AFMC LO/JAZI, Bldg 11, Area B, 2240 B Street, Suite 5, WPAFB OH 45433-7109

The AFMC LO/JAZI patent administrator can be reached at (937)255-5270

This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

SECTION G FA8650-06-C-7626

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H055 INSURANCE CLAUSE IMPLEMENTATION (FEB 2003)

The Contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2, Liability, and contemplated by FAR 52.228-5, Insurance—Work on a Government Installation, and/or 52.228-7, Insurance— Liability to Third Persons.

SECTION H FA8650-06-C-7626

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 6.5.x.000; Issued: 3/31/2006; FAR: FAC 2005-08; DFAR: DCN20060321; DL.: DL 98-021; Class Deviations: CD 2005o0001; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 02-08; AFAC: AFAC 2006-0329; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (JUL 2004)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (SEP 2005)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07	CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JAN 2005)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT 2004)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (JUL 2005)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08	FIXED FEE (MAR 1997)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)
52.222-01	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
Para (a), Dollar amount is ‘$0.00’
52.222-03	CONVICT LABOR (JUN 2003)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (APR 2002)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

SECTION I FA8650-06-C-7626

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (FEB 2006)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-11	PATENT RIGHTS — RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997)
Para (I), Communications: ‘“The contractor shall forward teh invention reports called for by teh Patents Rights clause through the Adminstrative Contracting Office addressed through AFMC LO/JAZI, 2240 B Street, Room 100, Wright_pattterson AFB, OH 45433- 7109. Invention reports may be emailed to :afmclo.jaz@wpafb.af.mil
<mailto:afmclo.jaz@wpafb.af.mil>. Ensure emai includes your contract number, followed by the words “Invention Reporting: on the subject line.”,
52.228-07	INSURANCE — LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (JUN 1996)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (OCT 2003)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.233-04	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06	CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07	NOTIFICATION OF CHANGES (APR 1984)
Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (FEB 2006)
52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (MAY 2004)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)
52.247-67	SUBMISSION OF TRANSPORTATION DOCUMENTS FOR AUDIT (FEB 2006)
Para (c). Insert address. ‘AFRL/SNDI’
52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE- CONTRACT-RELATED FELONIES (DEC 2004)
252.203-7002	DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	ALTERNATE A TO FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION (NOV 2003)

SECTION I FA8650-06-C-7626

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (JUN 2005)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (JUN 2004)
252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (JUN 2005)
252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (MAR 2006)
252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS (JUN 2005)
252.225-7030	RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE (APR 2003)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 2005)
252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (SEP 2004)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7034	PATENTS—SUBCONTRACTS (APR 1984)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7010	LEVIES ON CONTRACT PAYMENTS (SEP 2005)
252.235-7010	ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
Para (a), name of contracting agency(ies): ‘United States Air Force’
Para (a), contract number(s): ‘FA8650-06-C-7626’
Para (b), name of contracting agency(ies): ‘United States Air Force’
252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT (NOV 2004)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (NOV 2005)
252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.201-9101	OMBUDSMAN (AUG 2005)
Para (c). Ombudsmen names, addresses, phone numbers, fax, and email addresses. ‘Col Jeffrey E. Schmidt, Director of Contracting, AFRL/PK, (937)255-0432, email: Jeffrey.Schmidt@wpafb.af.mil.’

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.227-9000	EXPORT-CONTROLLED DATA RESTRICTIONS (AFMC) (JUL 1997)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

SECTION I FA8650-06-C-7626

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

SECTION I FA8650-06-C-7626

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	6	12 APR 2006	CONTRACT DATA REQUIREMENTS LIST

ATTACHMENT 1	3	18 APR 2006	STATEMENT OF WORK ENTITLED “COGNITIVE SENSOR SYSTEMS FOR ROBOTIC AND UNATTENDED PLATFORMS - PHASE O”

ATTACHMENT 2	0		WIDE AREA WORKFLOW INSTRUCTIONS

SECTION J FA8650-06-C-7626

CONTRACT DATA REQUIREMENTS LIST					Form Approved
(1 Data Item)					OMB No. 0704- 0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
0001		A	TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
ARPSNDB6		FA8650-06-C-7626		IRVINE SENSORS CORPORATION
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM SCIENTIFIC AND TECHNICAL REPORTS			3. SUBTITLE Final Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE				18. ESTIMATED TOTAL PRICE
DI-MISC-80711A/T		CSOW		AFRL/SNDI
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
XX		ONE/R	19MAC
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
				a. ADDRESSEE		Final
C SUBMISSION					Draft
A 18MAC 22MAC				AFRL/SNDI		Reg	Repro
16. REMARKS				DARPA/DSO	2	2	2
Tailored to require the official AFRL and DARPA emblems					0	1	0

to be placed in the upper right hand corner of the front cover with affected entries adjusted as required (AFRLwill supply a copy of the emblem); Block 10, is clarified so that, “Pursuant to DFARS 252.235-7011, the

Government will forward the approved final report to the
Defense Technical Information Center (DTIC).”
Approval/disapproval by letter from the Air Force
Program Manager within 60 days after receipt.
Disapproval requires correction/resubmissionwithin 30 days after receipt of Air Force comments.
Draft report shall be unbound, in standard size type, double-spaced and single-sided.
Reproducibles shall be 1). a CAMERA READY,unbound, suitable for offset reproduction, and
2). on CD-ROM,disk compatible with MS-Office for
Windows, and both shall incorporate all changes made in the corrected draft. All photos shall be glossy finished. Submit the reproducible(s) with the final corrected version only.
The contractor is reminded that the National Industrial
Security Program Operating Manual, DOD 5220.22-M,
Chapter 4, Paragraph 4-208 (a), dated January 1995requires that records be maintained when documentsderive classified from multiple sources.
BLOCK 9: C: Distribution authorized to US (continuedon next page)
	15. TOTAL		2	3	2
G. PREPARED BY H. DATE I. APPROVED BY			J. DATE
MATTHEW J. CASTO Karen E Ragland
AFRL/SNDI, (937)255-4557 Ext: 3489 06-APR-2006 Data Manager DET 1 AFRL/WSPT 5-7466	12-APR-2006
DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED.		Page	1-A	of	6	Pages

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)
A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM _ OTHER
D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
ARPSNDB6		FA8650-06-C-7626	IRVINE SENSORS CORPORATION
16. REMARKS (Continued)
Government agencies and their contractors..
Electronic submittals shall be encrypted or password protected.
DD FORM 1423-1, FEB 2001		Page 1-B of 6 Pages

CONTRACT DATA REQUIREMENTS LIST			Form Approved

(1 Data Item)			OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY:

0001	A		TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/ PR NO.		F. CONTRACTOR

ARPSNDB6		FA8650-06-C-7626		IRVINE SENSORS CORPORATION

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE	17. PRICE GROUP

CONTRACT FUNDS STATUS REPORT (CFSR)

A002

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE			18. ESTIMATED

TOTAL PRICE

DI-MGMT-81468/T CSOW			AFRL/SNDI

7. DD 250 REQ 9	. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION REQUIRED	14. DISTRIBUTION

	LT	QRTLY	**	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT

B SUBMISSION		a. ADDRESSEE		Draft	Final
N/A * **					Reg	Repro
16. REMARKS		AFRL/SNDI		0	1	0
Tailored so that the report contains forecasts by month for the next six months, by quarter for the remaining fiscal year, and by year for the remaining fiscal years. CFSR data shall be reconciled to the Governments fiscal year end at 30 September if the contractor’s fiscal year end does not coincide with the Government’s fiscal year end.		AFRL/SNF		0	1	0
		DARPA/DSO		0	1	0
		DCMA/ACO	0	1	0
		DET1 AFRL/ PKDA		0	1	0
* The last day of the contractor’s monthly accounting period nearest the end of the governments fiscal year quarter.

** The initial submission shall be within 25 calendar days after the close of the contractor’s monthly accounting period nearest the end of the first government fiscal year quarter after contract award. Subsequent submissions shall be 25 calendar days after Block 11 time.

BLOCK 9: B: Distribution authorized to US Government agencies only.
Submit electronically. Electronic submittals shall be encrypted or password protected.
		15. TOTAL		0	5	0
G. PREPARED BY H. DATE	I. APPROVED BY				J. DATE
MATTHEW J. CASTO	Karen E Ragland
AFRL/SNDI, (937)255-4557 Ext: 3489 06-APR-2006 Data Manager DET 1 AFRL/WSPT 5-7466		12-APR-2006
DD FORM 1423-1, FEB 2001 PREVIOUS EDITION		MAY BE USED.	Page	2	of	6 Pages

CONTRACT DATA REQUIREMENTS LIST			Form Approved

	(1 Data Item)					OMB No. 0704- 0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY:

0001		A		TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.	F. CONTRACTOR

ARPSNDB6			FA8650-06-C- 7626	IRVINE SENSORS CORPORATION

1. DATA ITEM NO. 2. TITLE OF DATA ITEM					3. SUBTITLE		17. PRICE GROUP

FUNDS AND MAN-HOUR EXPENDITURE REPORT

A003

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE		6. REQUIRING OFFICE				18. ESTIMATED

TOTAL PRICE

DI-FNCL-80331/T				CSOW			AFRL/SNDI

7. DD 250 REQ 9. DIST STATEMENT REQUIRED	10. FREQUENCY		12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION

	LT		MTHLY		**

								b. COPIES
8. APP CODE	11. AS OF DATE		13. DATE OF SUBSEQUENT		a. ADDRESSEE		Final
B				SUBMISSION			Draft
N/A		*		**				Reg	Repro
16. REMARKS						AFRL/ SNDI	0	1	0
Tailored to allow contractor’s format.						AFRL/ SNF	0	1	0
DARPA/DSO							0	1	0
* At the close of the contractor’s monthly						DCMA/ACO	0	1	0
accounting period.
DET1 AFRL/PKDA							0	1	0
** 25 days after Block 11 time.
BLOCK 9: B: Distribution authorized to US Government agencies only.
Submit electronically. Electronic submittals shall be encrypted or password protected.
15. TOTAL							0	5	0
G. PREPARED BY		H. DATE	I.	APPROVED BY			J. DATE
MATTHEW J. CASTO				Karen E Ragland
AFRL/SNDI, (937)255-4557 Ext: 3489		06-APR-2006 Data Manager DET 1 AFRL/WSPT 5-7466	12-APR-2006
DD FORM 1423-1, FEB 2001			PREVIOUS EDITION		MAY BE USED.	Page 3	of	6	Pages

CONTRACT DATA REQUIREMENTS LIST			Form Approved
(1 Data Item)						OMB No. 0704- 0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY:
0001	A		TDP	TM	OTHER
D. SYSTEM/ITEM	E. CONTRACT/ PR NO.	F. CONTRACTOR
ARPSNDB6		FA8650-06-C- 7626	IRVINE SENSORS CORPORATION
1. DATA ITEM NO. 2. TITLE OF DATA ITEM					3. SUBTITLE				17. PRICE GROUP
STATUS REPORT
A004
4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE			6. REQUIRING OFFICE					18. ESTIMATED
TOTAL PRICE
DI-MGMT-80368/T			CSOW			AFRL/ SNDI
7. DD 250 REQ 9. DIST STATEMENT 10. FREQUENCY		12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
REQUIRED
LT	MTHLY			**					b. COPIES
8. APP CODE 11. AS OF DATE		13. DATE OF SUBSEQUENT		a. ADDRESSEE			Final
C			SUBMISSION				Draft
N/A	*			**				Reg	Repro
16. REMARKS						AFRL/ SNDI	0	1	0
Tailored to allow contractor’s format and to						DARPA/DSO	0	1	0
delete Block 10, para 10.2.2.3.						DCMA/ ACO	0	1	0
DET1 AFRL/PKDA							0	1	0
Submit electronically, except when final report is due to be submitted, then omit this item.
* At the close of the contractor’s monthly accounting period.
** 25 days after Block 11 time.
Electronic submittals shall be encrypted or password protected.
BLOCK 9: C: Distribution authorized to US Government agencies and their contractors.
15. TOTAL							0	4	0
G. PREPARED BY	H. DATE		I.	APPROVED BY				J. DATE
MATTHEW J. CASTO				Karen E Ragland
AFRL/SNDI, (937)255-4557 Ext: 3489	06-APR-2006	Data Manager DET 1 AFRL/ WSPT 5-7466		12-APR-2006
DD FORM 1423-1, FEB 2001		PREVIOUS EDITION		MAY BE USED.			Page 4 of 6 Pages

CONTRACT DATA REQUIREMENTS LIST			Form Approved
(1 Data Item)					OMB No. 0704- 0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY:
0001	A		TDP	TM	OTHER
D. SYSTEM/ITEM	E. CONTRACT/ PR NO.	F. CONTRACTOR
ARPSNDB6		FA8650-06-C- 7626	IRVINE SENSORS CORPORATION
1. DATA ITEM NO. 2. TITLE OF DATA ITEM				3. SUBTITLE					17. PRICE GROUP
PRESENTATION MATERIAL
A005
4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE		6. REQUIRING OFFICE					18. ESTIMATED
TOTAL PRICE
DI-ADMN-81373/T			CSOW			AFRL/ SNDI
7. DD 250 REQ 9. DIST STATEMENT 10. FREQUENCY		12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
REQUIRED
LT	ASREQ		*					b. COPIES
8. APP CODE 11. AS OF DATE		13. DATE OF SUBSEQUENT		a. ADDRESSEE			Final
C			SUBMISSION			Draft
N/A	*		*				Reg	Repro
16. REMARKS						AFRL/ SNDI	0	1	1
Tailored to require view graphs and hardcopy or						DARPA/DSO	0	1	0
computer generated file.
ASREQ means as required to document topics under discussion at briefings and reviews.
* Submit at each briefing or review as appropriate.
Maximum # of view graphs shall not exceed	250 for this
contract.
Submit reproducible on media compatible with
MS-Office for Windows.
BLOCK 9: C: Distribution authorized to US Government agencies and their contractors..
Electronic submittals shall be encrypted or password protected.
						15. TOTAL	0	2	1
G. PREPARED BY	H. DATE	I.	APPROVED BY				J. DATE
MATTHEW J. CASTO			Karen E Ragland
AFRL/SNDI, (937)255-4557 Ext: 3489	06-APR-2006 Data Manager DET 1 AFRL/WSPT 5-7466		12-APR-2006
DD FORM 1423-1, FEB 2001		PREVIOUS EDITION		MAY BE USED.	Page	5	of	6	Pages

CONTRACT DATA REQUIREMENTS LIST			Form Approved

(1 Data Item)					OMB No. 0704- 0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. B. EXHIBIT		C. CATEGORY:

0001 A		TDP	TM _	OTHER

D. SYSTEM/ITEM		E. CONTRACT/ PR NO.	F. CONTRACTOR

ARPSNDB6	FA8650-06- C-7626	IRVINE SENSORS CORPORATION

1. DATA ITEM NO. 2. TITLE OF DATA ITEM			3. SUBTITLE			17. PRICE GROUP

SCIENTIFIC AND TECHNICAL REPORTS	Interim Report

A006

4. AUTHORITY (Data Acquisition Document No.) 5. CONTRACT REFERENCE		6. REQUIRING OFFICE				18. ESTIMATED

TOTAL PRICE

DI-MISC-80711A/T		CSOW			AFRL/SNDI

7. DD 250 REQ 9. DIST STATEMENT 10. FREQUENCY		12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION

REQUIRED

LT QRTLY		**				b. COPIES

8. APP CODE 11. AS OF DATE		13. DATE OF SUBSEQUENT	a. ADDRESSEE		Final

C		SUBMISSION				Draft

N/A *		**					Reg	Repro

16. REMARKS				AFRL/SNDI	0	1	1

Tailored to allow contractor’s format, bound and instandard size type and Block 10 is clarified so that distribution to DTIC shall only be through Air Force distribution channels.

* At the end of the contractor’s quarterly reporting period and every 90 days through-out this effort.

** 25 days after Block 11 time.

BLOCK 9:	C: Distribution authorized to US Government

agencies and their contractors

Submit reproducible on media compatible with

MS-Office for Windows.

				15. TOTAL		0	1	1

G. PREPARED BY	H. DATE	I.	APPROVED BY			J. DATE

MATTHEW J. CASTO		Karen E Ragland

AFRL/SNDI, (937)255-4557 Ext: 3489 06-APR-2006 Data Manager DET 1 AFRL/WSPT 5-7466		12-APR-2006

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION		MAY BE USED.	Page	6 of	6	Pages

INSTRUCTIONS FOR COMPLETING DD FORM 1423

(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL	FOR THE CONTRACTOR

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP—Technical Data Package; TM—Technical Manual; Other—other category of data, such as “Provisioning,” “Configuration Management,” etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15. Enter total number of draft/final copies to be delivered.

Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group III. Definition – Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data.

These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.

DD FORM 1423-1 (BACK), FEB 2001

COGNITIVE SENSOR SYSTEMS FOR ROBOTIC

AND UNATTENDED PLATFORMS – PHASE 0

Description/Specifications

Statement of Work

18 Apr 06

Scope

The contractor shall provide management staff, technical staff, materials and services sufficient to perform a “proof-of-principle” demonstration of the ability of advanced neuromorphic computation architectures, when combined with advanced 3D microelectronic implementations and very low power analog processing elements to emulate the functionalities of very large arrays of natural neural assemblies. The demonstrations shall be accomplished in two phases of increasing technical complexity. In addition, the scope of the effort shall include the design, modeling, simulation and interpretation of the proof-of-principle demonstration results to identify approaches for achieving fully capable cognitive sensor systems and the development of a technology roadmap leading to their successful demonstration.

Task 1: Saccading and Foveating Sensor

The existing tera-op engine (existing Synaptic ALU Chips, single cube system) integrated with a common-off-the shelf imager will be used to demonstrate saccading and foveating functions in accordance with the following subtasks:

1.1 Hardware Upgrades

The contractor shall provide hardware and I/O interface upgrades to the existing 3DANN-R system including: interface to IBIS5 or similar sensor and System Digital Interface Board (DIB) modifications. Modifications to the Analog Board shall be implemented as needed.

1.2 Software and Firmware Upgrades

The contractor shall provide firmware and software upgrades including: system level firmware, driver, and abstraction software upgrades

1.3 Saccading Algorithms

The contractor shall develop saccading algorithms by identifying algorithms to interface to the current system and to the selected imager. The contractor shall implement selected algorithm and demonstrate the saccading function.

1.4 Foveating Algorithms

The contractor shall develop foveating algorithms by identifying algorithms to interface to the current system and to the selected image. The contractor shall implement selected algorithm and demonstrate the foveating function.

Task 2: System Demonstrations

The contractor shall perform and execute appropriate system demonstrations to detect motion or sudden intensity variations in a 1280x1024 image field and foveate to the area of interest of 64x64 pixel. The system will keep monitoring the motion of intensity changes in the remaining part of the field.

Task 3: Attentive Sensor

An improved tera-op engine (new SALU chip, multi-cube system) integrated with an existing imager will be used to enable recognition of selected objects and saccading/foveating capabilities based on attention in accordance with the following subtasks:

3.1 SALU Chip design

The contractor shall design the SALU chip in accordance with the following features:

a. Synapse design (256 x 256 analog current mode multiplier array with 9 bit signed data and weights and 12 bit signed output and nonlinear user definable thresholding function)

b. Input and output I/O interface Blocks (Gigabit Serial)

FA8650-06-C-7626	1

c. Programmable control (N inputs to P outputs, P ≤ N) (Control, Memory, and Configuration Blocks)

d. Transimpedance, A/D converter, and nonlinear transformation Block (256 user selectable channels)

3.2 RASA Architecture

The contractor shall develop the RASA architecture centered on FPGAs in accordance with the following features:

a. ASIC I/O interfaces

b. Memory interface

c. External serial I/O and switch fabric interface

d. Connector definitions and power conditioning and ground schemes for digital and analog segments

3.3 SALU Chip Fabrication and Test

The contractor shall get the designed SALU chip fabricated and tested in quantities to allow the implementation of multi-cube Virtual Neuron.

3.4 Hardware Upgrades

The contractor shall modify the hardware architecture to use the new chip. The modifications Shall include:

a. Design and fabrication of Digital Interface Board (DIB)

b. Design and fabrication of Digital Processing board

c. Design and fabrication Virtual Neuron stacks using SALU chips

3.5 Software and Firmware Upgrades

The contractor shall modify the software and firmware architectures to use the new chip. The modifications shall include:

a. Analog processor control

b. I/O interface driver and diagnostics

c. Application development support

d. Fault recovery and Status Monitoring

3.6 System Integration and Test

The contractor shall perform system integration and test for the attentive sensor system to include:

a. Assembly of the system that includes digital board, imager board, analog processor and digital processor board

b. Development of test procedures

c. Testing of the integrated hardware

3.7 Saccading Algorithm

The contractor shall develop an improved saccading algorithm based on the results of Task 1.3 by identifying enhancement algorithms to interface to the upgraded system and to selected imager. The contractor shall implement the selected algorithm in the upgraded hardware and demonstrate saccading function.

3.8 Recognition and Foveating Algorithms

The contractor shall develop recognition and foveating algorithms by extending the results of Task 1.4 and by identifying algorithms to interface to the upgraded system and to selected imager. The contractor shall implement the selected algorithms in the upgraded hardware and demonstrate foveating and saccading functions.

3.9 System Demonstrations

The contractor shall perform and execute system demonstrations to detect motion or sudden intensity variations in a 1280x1024 image field and foveate to the area of interest of 128x128 pixel. The system will recognize an object (from few selected objects) in the fovea and will track the object when it moves in the wide FOV field-of-view. The system will keep monitoring the motion of intensity changes in the remaining part of the field.

FA8650-06-C-7626	2

Task 4: Modeling and Scalability Validation

The contractor shall perform analysis and simulation of design principles and scalability issues for the design of Cognitive Sensor Systems in accordance with the following subtasks:

4.1 Definitive Statement of the problem

The contractor shall explore a representative set of DoD relevant challenge problems including surveillance, go-seek-and-report missions or unattended sensors. Trade-offs including hardware-algorithm-software will be conducted. Evaluation metrics for future phases will be established.

4.2 Mathematical Representations and Models

The contractor shall develop mathematical representations of the sensorial inputs in terms of basic system operations and communication modeling.

4.3 Spatio-Temporal Modeling and Validation

The contractor shall develop the spatio-temporal modeling to establish the equivalence of timemultiplexed crossbars with reconfigurable weights in time implemented using 3D technologies and hybrid reconfigurable systems. Support for short and long range interconnects in the 3D implementation will be evaluated.

4.4 Recognition and Learning

The contractor shall investigate the use of wide word searches in associative memories and self organized learning. Implementation and initial design of a learning engine will be performed.

4.5 Software Architectures

The contractor shall explore and define software architectures that can be integrated with a hybrid system

4.6 Controllability and Instructability

The contractor shall develop controllability options to allow access and control by a conventional digital system.

4.7 Performance Simulations

The contractor shall establish performance expectations, scalability and stability using developed models and abstractions and computer simulations.

4.8 Technology Roadmap

The contractor shall develop a scalability study based on simulation, test results and predictions of the ISA technology roadmap; insertion scenarios into application platforms.

Task 5: Deliverables

The contractor shall deliver all deliverables in accordance with the Contract Data Requirements List (CDRLS). The deliverables are design and review documents, simulations, test reports and demonstrations (videos of the demonstrations when appropriate) of cognitive sensor systems capable of saccading and foveating sensor operation with attentive sensor integration as described above in tasks 1-4.

The deliverable documents will include:

1. “Requirements Documents” to guide the design of cognitive sensor systems in various phases based on DoD needs

2. “Design Description and Development Plan” to provide roadmap for Phase 1, Phase 2 and Phase 3

3. “Design Evaluation Plan” establishing metrics and evaluation methods and tests for Phase 1, Phase 2 and Phase 3.”

FA8650-06-C-7626

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WIDE AREA WORK FLOW DoDAAC AND E-MAIL INSTRUCTION SHEET

PURSUANT TO DFARS 252.232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, USE OF WIDE AREA WORK FLOW – RECEIPT AND ACCEPTANCE (WAWF-RA) IS NOW MANDATORY FOR THIS CONTRACT

THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES AND ADDITIONAL E-MAILS CORRECTLY THROUGH WAWF.

          SELECT THE FOLLOWING Document Type:

Use Cost Voucher to fulfill Clause G00        , Invoice and Payment – Cost Reimbursement, and CDRL A00         requirement for Contractor Billing Voucher

Use Receiving Report to fulfill DFARS 252.246-7000, Material Inspection and Receiving Report, and CDRL A00         (Final Technical Report), Block 7 requirement for a DD250

Contract Number: FA8650-

Delivery/Task Order Number: (If applicable)

Issue-by DoDAAC: FA8650

Admin DoDAAC:

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Service Approver (For Cost Voucher): Admin DoDAAC

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For Receiving Report: BPN *

Ship-To Code (For Receiving Report) : BPN *

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Pay DoDAAC:

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1.	(Program Manager/Project Engineer)

2.	(Financial Management Office)

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4.

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6.

DO NOT ATTACH TECHNICAL REPORTS TO WAWF-RA DOCUMENTS. YOU MAY ATTACH FINANCIAL INFORMATION SUPPORTING YOUR VOUCHER OR DOCUMENTS SUPPORTING INSPECTION AND ACCEPTANCE.

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WAWF Training may be accessed online at https://www.wawftraining.com.

Contact your ACO for additional assistance with WAWF training, registration, and implementation.

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